UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2010

Gilman Ciocia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22996	11-2587324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Raymond Avenue, Poughkeepsie, New York	12603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (845) 485-5278

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 30, 2009, the Securities and Exchange Commission (“SEC”) executed an Order Instituting Administrative and Cease-And-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933, Sections 15(b) and 21C of the Securities Exchange Act of 1934, and Section 203(f) of the Investment Advisers Act of 1940 against Gilman Ciocia, Inc. (the “Company”), Prime Capital Services, Inc., a wholly owned subsidiary of the Company (“PCS”), Michael P. Ryan, the Company’s CEO, Rose M. Rudden, the Company’s Chief Compliance Officer and certain other current and former Company employees (the “Instituting Order”).

On March 16, 2010, the SEC approved the Offer of Settlement by the Company and PCS regarding the Instituting Order (the “Settlement”). The SEC executed an Order Making Findings and Imposing Remedial Sanctions Pursuant to Section 8A of the Securities Act of 1933, Sections 15(b) and 21C of the Securities Exchange Act of 1934, and Section 203(f) of the Investment Advisers Act of 1940 as to PCS and the Company (the “Settlement Order”).

Except as to the SEC’s jurisdiction over them and the subject matter of the Instituting Order, the Company and PCS agreed to the Settlement without admitting or denying the findings contained in the Settlement Order. The Company and PCS chose to settle to avoid costly and protracted litigation.

Under the terms of the Settlement, the Company and PCS agreed to certain undertakings including retaining an Independent Compliance Consultant to conduct a comprehensive review of their supervisory, compliance and other policies, practices and procedures related to variable annuities. The Independent Compliance Consultant will submit a report to the SEC at the conclusion of its review.

In addition, the Company and PCS consented to certain sanctions pursuant to Section 8A of the Securities Act and Sections 15(b) and 21C of the Exchange Act. PCS shall cease and desist from committing or causing any violations and any future violations of Section 17(a) of the Securities Act and Sections 10(b), 15(c) and 17(a) of the Exchange Act and Rules 10b-5 and 17a-3 thereunder. The Company shall cease and desist from committing or causing any violations and any future violations of Section 17(a) of the Securities Act and Sections 10(b) and 15(c) of the Exchange Act and Rule 10b-5 thereunder. PCS and the Company were censured.

PCS agreed to pay disgorgement of $97,389.05 and prejudgment interest of $46,873.53, for a total payment of $144,262.58 within twenty (20) days from the issuance of the Settlement Order. The Company agreed to pay civil penalties of $450,000 and disgorgement of $1.00. Payment of the civil penalties by the Company shall be made in the following installments: $53,824.28 is to be paid within twenty (20) days of the issuance of the Settlement Order; $198,087.86 is to be paid within 180 days from the issuance of the Settlement Order; and $198,087.86 is to be paid within 364 days from the issuance of the Settlement Order, with post-judgment interest due on the second and third installments.

Copies of the Offer of Settlement and the Settlement Order will be attached to the Company’s Form 10-Q for the quarter ending March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilman Ciocia, Inc.
(Registrant)

Date March 19, 2010	/s/ Michael Ryan
	Name:	Michael Ryan
	Title:	Chief Executive Officer